Supplement dated January 19, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Intermediate Bond Fund (to be known as Columbia Total Return Bond Fund)	9/1/2015
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the Summary Prospectus and the in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Carl Pappo, CFA	Senior Portfolio Manager and Head of Core Fixed Income	Lead Manager	2005
Brian Lavin, CFA	Senior Portfolio Manager	Co-manager	2010
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-manager	January 2016
The rest of the section remains the same.
Effective immediately, the information under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Carl Pappo, CFA	Senior Portfolio Manager and Head of Core Fixed Income	Lead Manager	2005
Brian Lavin, CFA	Senior Portfolio Manager	Co-manager	2010
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-manager	January 2016
Mr. Pappo joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1993. Mr. Pappo began his investment career in 1991 and earned a B.S. from Babson College.
Mr. Lavin joined the Investment Manager in 1994. Mr. Lavin began his investment career in 1986 and earned an M.B.A. from the University of Wisconsin – Milwaukee.
Mr. Callan joined the Investment Manager in 2007. Mr. Callan began his investment career in 2004 and earned an M.B.A. from the University of Minnesota.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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